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GOLDEN AMERICAN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY


                              PROSPECTUS SUPPLEMENT
                             DATED DECEMBER 9, 2002


                          SUPPLEMENT TO THE PROSPECTUS
                                DATED MAY 1, 2002


            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT
                ISSUED BY GOLDEN AMERICAN LIFE INSURANCE COMPANY
                    ("ING SMARTDESIGN ADVANTAGE PROSPECTUS")


                    The following information supplements and
                    replaces certain information contained in
                     the Profile and Prospectus dated May 1,
                2002 for Deferred Combination Variable and Fixed
              Annuity Contracts The capitalized terms used in this
                       supplement have the same meaning as
       those in the Prospectus. You should keep this supplement with your
                             Profile and Prospectus.

The following provisions apply to the ING SMARTDESIGN ADVANTAGE contracts issued for delivery in the State of Washington:

     1. The "5 % Roll-Up Death Benefit" is not part of the death benefit calculation under Option Package III;

     2.   The Earnings Multiplier Benefit Rider is not available; and

     3. The Fixed Account is not available, and the Fixed Interest Division is available only in connection with DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively for use with the dollar cost averaging program.

This supplement should be retained with your ING SMARTDESIGN ADVANTAGE Prospectuses.

ING (lion logo)

GOLDEN AMERICAN LIFE INSURANCE COMPANY
Golden American Life Insurance Company is a stock company domiciled in Delaware.

125532  SD Advantage                                                    12/09/02